Exhibit 99.1

LEADING PROXY ADVISORY FIRMS ISS, GLASS LEWIS AND EGAN-JONES RECOMMEND CINCINNATI BELL SHAREHOLDERS VOTE FOR THE TRANSACTION WITH MACQUARIE INFRASTRUCTURE PARTNERS

Cincinnati, April 28, 2020 – Cincinnati Bell Inc. (NYSE:CBB) (“Cincinnati Bell”), today announced that leading proxy advisory firms Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) and Egan-Jones Ratings Company (“Egan-Jones”) have all recommended that Cincinnati Bell shareholders vote FOR the proposed merger whereby a controlled subsidiary of Macquarie Infrastructure Partners (“MIP”) has agreed to acquire all outstanding shares of Cincinnati Bell pursuant to a plan of merger (the “Transaction”).

The terms and conditions of the Transaction are further described in an 8-K Cincinnati Bell filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2020 and the Definitive Proxy Statement filed with the SEC on March 25, 2020 (the “Proxy Statement”).

Lynn A. Wentworth, Chairman of the Cincinnati Bell Board of Directors, said, “We are very pleased that ISS, Glass Lewis and Egan-Jones have all recommended our shareholders vote in favor of the transaction. The support of these leading proxy advisory firms underscores the compelling all-cash, premium consideration to be received by our shareholders, as well as the robust and disciplined process that we conducted to ensure maximum value creation for our shareholders. We remain confident that this transaction is in the best interest of our company and our shareholders.”

Proxy Advisory Firm Recommendations

In making its recommendation FOR the Transaction, ISS concluded, among other things, that:

“Shareholders are receiving a 100.8 percent premium to the unaffected price. The auction process was thorough and the resulting bidding war after the initial merger announcement between Brookfield and MIP resulted in a $5.00 per share or 47.6 percent increase over the initial merger agreement with Brookfield. Lastly, the cash consideration provides shareholders with liquidity and certainty of value and there is downside risk of non-approval due to the market downturn related to the COVID-19 pandemic.”

In making its recommendation FOR the Transaction, Glass Lewis noted, among other things, that:

“…given the current industry and competitive environment in which Cincinnati Bell operates, taking into consideration the Company’s recent and prospective financial performance, we see more than a sufficient basis to conclude that the proposed all-cash acquisition currently represents the best alternative for stockholders to realize the value of their Cincinnati Bell shares….the purchase price agreed to likely represents the highest price that any potential acquirer is currently willing to pay for the Company.”

In making its recommendation FOR the Transaction, Egan-Jones noted, among other things, that:

“Based on the review of publicly available information on strategic, corporate governance and financial aspects of the proposed transaction, Egan-Jones views the proposed transaction to be a desirable approach in maximizing shareholder value. After careful consideration, we believe that approval of the merger is in the best interests of the Company and its shareholders and its advantages and opportunities outweigh the risks associated to the merger.”

Special Virtual Meeting of Cincinnati Bell Shareholders on May 7, 2020

The special meeting of Cincinnati Bell shareholders to vote on the Transaction will be held online via live webcast on May 7, 2020, at 11:00 am, Eastern Daylight Time. There will not be a physical meeting location. The special meeting can be accessed by visiting www.virtualshareholdermeeting.com/CBB2020. Cincinnati Bell has chosen to hold a virtual, rather than an in-person, meeting in light of public health concerns associated with the ongoing coronavirus (COVID-19) situation.

For Cincinnati Bell, the completion of the Transaction is subject to, in addition to other required approvals, the approval of shareholders holding at least two-thirds of the outstanding Company common shares and 6 3/4% preferred shares. It is very important that all holders of Company common shares and 6 3/4% preferred shares vote promptly. The Cincinnati Bell Board of Directors has unanimously recommended that Cincinnati Bell shareholders vote FOR the proposal to adopt the merger agreement and the other proposals to be voted on at the special meeting. Additional information about the special meeting and the proposals to be voted on at the special meeting can be found in the Proxy Statement.

How to Vote

To ensure that their Company common shares or 6 3/4% preferred shares (or depositary shares representing interests in such 6 3/4% preferred shares) are voted at the special meeting, Cincinnati Bell recommends that shareholders provide voting instructions promptly by proxy, even if they plan to attend the special meeting, using one of the following three methods:

●	Vote via the Internet. Follow the instructions for internet voting shown on the proxy card mailed to them.
●	Vote by Telephone. Follow the instructions for telephone voting shown on the proxy card mailed to them.
●
Vote by Proxy Card. If shareholders do not wish to vote by the Internet or by telephone, they can complete, sign, date and mail the proxy card mailed to them along with the Proxy Statement in the envelope provided.

Shareholders may contact Innisfree M&A Incorporated, Cincinnati Bell’s proxy solicitor, for any questions:

Innisfree M&A Incorporated
Shareholders Call Toll-Free: 877-825-8971
Brokers Call Collect: 212-750-5833

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) delivers integrated communications solutions to residential and business customers over its fiber-optic and copper networks including high-speed internet, video, voice and data. Cincinnati Bell provides service in areas of Ohio, Kentucky, Indiana and Hawaii. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX, wholly owned subsidiaries, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com. The information on Cincinnati Bell’s website is not incorporated by reference in this press release.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, Cincinnati Bell has filed relevant materials with the SEC, including the Proxy Statement mailed to holders of Cincinnati Bell’s common shares and 6 3⁄4% cumulative convertible preferred shares (the “shareholders”) beginning on March 31, 2020.  Shareholders are urged to read all relevant documents filed with the SEC, including the Proxy Statement, because they will contain important information about the proposed merger and the parties to the proposed merger. Investors and shareholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Cincinnati Bell at investor.cincinnatibell.com or by directing a request to Cincinnati Bell’s Investor Relations Department at 1-800-345-6301 or investorrelations@cinbell.com.

Participants in the Solicitation

Cincinnati Bell and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the shareholders in favor of the proposed merger. Information regarding the interests of these participants which may, in some cases, be different than those of the shareholders generally, is included in the Proxy Statement, Cincinnati Bell’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 19, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 24, 2020. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger by Cincinnati Bell’s shareholders; (iii) the possibility that competing offers or acquisition proposals for Cincinnati Bell will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the merger on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (ix) risks related to the recent outbreak of COVID-19 (more commonly known as the Coronavirus), including the risk that the receipt of certain approvals required to consummate the proposed merger may be delayed; and (x) (A) those discussed in Cincinnati Bell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and, in particular, the risks discussed under the caption “Risk Factors” in Item 1A, and (B) those discussed in other documents Cincinnati Bell filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.